Exhibit 10.1

FIRST AMENDMENT dated as of May 5, 2015 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 28, 2014 (the “Credit Agreement”), among MARATHON OIL CORPORATION, a Delaware corporation, the LENDERS party thereto, THE ROYAL BANK OF SCOTLAND PLC, as syndication agent, CITIBANK, N.A., MORGAN STANLEY SENIOR FUNDING, INC. and THE BANK OF NOVA SCOTIA, as documentation agents, and JPMORGAN CHASE BANK, N.A., as administrative agent.
WHEREAS, the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower has requested that the Credit Agreement be amended (a) to increase the aggregate amount of the Commitments by $500,000,000 to an aggregate total amount of Commitments outstanding after giving effect to this Amendment of $3,000,000,000 (the “Commitment Increase”), such additional Commitments to be provided by the Increasing Lenders (as defined below), (b) with respect to the Extending Lenders (as defined below), to extend the Termination Date to May 28, 2020 (and to disregard such extension for the purpose of the limit on the number of times an extension may be requested under Section 2.18 of the Credit Agreement) and (c) to update certain provisions of the Credit Agreement relating to Swingline Loans;
WHEREAS, the Increasing Lenders that are not New Lenders and the Extending Lenders, collectively constituting the Required Lenders, and the Administrative Agent, the Swingline Lender and each Issuing Bank are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein and the New Lenders are willing to become parties to the Credit Agreement, as amended hereby, on the terms and subject to the conditions set forth herein; and
WHEREAS, J.P. Morgan Securities LLC and Mizuho Bank, Ltd. (collectively, the “Amendment Arrangers”) have been appointed to act as joint lead arrangers and joint bookrunners for this Amendment.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.
SECTION 2. Commitment Increase; Commitments. (a) Each Person listed on Schedule A-1 hereto (collectively, the “Increasing Lenders”; any Increasing Lender that was not a Lender immediately preceding the effectiveness of this Amendment being referred to as a “New Lender”) agrees that, on and as of the Amendment Effective Date (as defined below), the Commitment of such Increasing Lender shall increase by (or, in the case of a New Lender, such Increasing Lender shall extend a Commitment equal to) the amount set forth opposite its name on Schedule A-1 (such amount being the “Commitment Increase Amount” of such Increasing Lender). The Borrower acknowledges that after giving effect to the Commitment Increase effected pursuant to this Section 2, the amount by which the Borrower may further increase the Commitments in accordance with the terms and conditions of Section 2.17 of the Credit Agreement shall not exceed $500,000,000.

(a) Each party hereto acknowledges and agrees that, after giving effect to the Commitment Increase, the amount of each Lender’s Commitment as of the Amendment Effective Date shall be as set forth on Schedule A-2 hereto and that, on and as of Amendment Effective Date, Schedule A-2 hereto sets forth all the Commitments of all the Lenders (and no Person whose name does not appear on such Schedule shall have, or shall be deemed to have, as of the Amendment Effective Date, a Commitment under the Credit Agreement).
(b) Each party hereto acknowledges and agrees that, on the Amendment Effective Date, the Percentages of the Lenders shall automatically be redetermined to give effect to Schedule A-2 hereto. Without limiting the foregoing, each Increasing Lender further acknowledges and agrees that, on the Amendment Effective Date and without any further action on the part of any Person, each Issuing Bank shall be deemed to have granted to such Increasing Lender, and such Increasing Lender shall have acquired from such Issuing Bank, a participation in each Letter of Credit (and the related Letter of Credit Liabilities) issued by such Issuing Bank and outstanding on the Amendment Effective Date equal to such Increasing Lender’s Percentage (as so automatically redetermined on the Amendment Effective Date) thereof. In the event any Revolving Borrowings are outstanding on the Amendment Effective Date, each of the Increasing Lenders, each other Lender and the Administrative Agent shall effect such payments as are contemplated by the third sentence of Section 2.17 of the Credit Agreement.
SECTION 3. Termination Date Extension. Each Person listed on Schedule B hereto (collectively, the “Extending Lenders”), each New Lender and the Swingline Lender and each Issuing Bank (including the Issuing Bank designated as such under Section 4(b) hereof) agrees that, on and as of the Amendment Effective Date, the Termination Date with respect to such Extending Lender, such New Lender, the Swingline Lender and such Issuing Bank shall be May 28, 2020. Any Person that was a Lender as of the Amendment Effective Date but is not an Extending Lender or a New Lender shall constitute a Declining Lender for all purposes of Section 2.18 of the Credit Agreement. It is agreed that the extension of the Termination Date effected pursuant to this Section 3 shall not reduce the number of occasions on which the Borrower may further extend the Termination Date in accordance with the terms and conditions of Section 2.18 of the Credit Agreement.
SECTION 4. Concerning the Issuing Banks. (a) On and as of the Amendment Effective Date, the Borrower hereby terminates the status of RBS as an Issuing Bank under the Credit Agreement.
(a) On and as of the Amendment Effective Date, the Borrower hereby designates Mizuho Bank, Ltd. (“Mizuho”) to act, and Mizuho hereby agrees to act, as an Issuing Bank under the Credit Agreement, with a Letter of Credit Commitment of $75,000,000. From and after the Amendment Effective Date, (i) Mizuho shall have all the rights and obligations of an Issuing Bank under the Credit Agreement and (ii) references therein to the term “Issuing Bank” shall be deemed to include Mizuho in its capacity as an issuer of Letters of Credit thereunder.
SECTION 5. Amendments to the Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a) Section 1.01 of the Credit Agreement is hereby amended to insert in the appropriate alphabetical order the following defined term:
“First Amendment” means the First Amendment, dated as of May 5, 2015, to this Agreement.
“First Amendment Effective Date” means May 5, 2015.
(b) Section 1.01 of the Credit Agreement is hereby amended to insert a proviso at the end of the second sentence of the definition of “Base Rate” to read as follows:
“; provided that if such rate shall be less than zero, such rate shall be deemed to be zero”.

(c) Section 1.01 of the Credit Agreement is hereby amended to amend and restate the last two sentences of the definition of “Commitment” to read as follows:
“The amount of each Lender’s Commitment as of the First Amendment Effective Date is set forth on the Commitment Schedule, as amended by the First Amendment, and, in the case of any Lender that acquires its Commitment after the First Amendment Effective Date, the initial amount of each such Lender’s Commitment is set forth in the Assignment and Assumption Agreement or the Incremental Commitments Supplement pursuant to which such Lender shall have acquired its Commitment, as applicable. The aggregate amount of the Commitments as of the First Amendment Effective Date is $3,000,000,000.”
(d) Section 1.01 of the Credit Agreement is hereby amended to amend and restate the definition of “Credit Exposure” to read as follows:
““Credit Exposure” means, with respect to any Lender at any time, (a) the amount of its Commitment (whether used or unused) at such time or (b) if the Commitments have terminated in their entirety, such Lender’s Outstanding Amount at such time. For purposes of this definition, the Swingline Liabilities of any Lender that is the Swingline Lender shall be deemed to exclude that portion of its Swingline Liabilities that exceeds its Percentage of the aggregate principal amount of all outstanding Swingline Loans.”
(e) Section 1.01 of the Credit Agreement is hereby amended to amend and restate the definition of “FATCA” to read as follows:
““FATCA” means Sections 1471 through 1474 of the Code, as of the Effective Date (or any amended or successor version of such provisions that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement.”
(f) Section 1.01 of the Credit Agreement is hereby amended to insert a sentence at the end of the definition of “Federal Funds Rate” to read as follows:
“Notwithstanding the foregoing, if the Federal Funds Rate, determined as provided above, would otherwise be less than zero, then the Federal Funds Rate shall be deemed to be zero for all purposes of this Agreement.”
(g) Section 1.01 of the Credit Agreement is hereby amended to insert a sentence at the end of the definition of “London Interbank Offered Rate” to read as follows:
“Notwithstanding the foregoing, if the London Interbank Offered Rate, determined as provided above, would otherwise be less than zero, then the London Interbank Offered Rate shall be deemed to be zero for all purposes of this Agreement.”
(h) Section 1.01 of the Credit Agreement is hereby amended to insert a sentence at the end of the definition of “Money Market Rate” to read as follows:
“Notwithstanding the foregoing, if the Money Market Rate, determined as provided above, would otherwise be less than zero, then the Money Market Rate shall be deemed to be zero for all purposes of this Agreement.”

(i) Section 1.01 of the Credit Agreement is hereby amended to amend and restate the last sentence of the definition of “Swingline Liabilities” to read as follows:
“When used in respect of any Lender at any time, the term “Swingline Liabilities” means an amount equal at such time to the sum of (a) such Lender’s Percentage of the aggregate principal amount of all Swingline Loans outstanding at such time (excluding, in the case of any Lender that is also the Swingline Lender for purposes of determining the outstanding principal amount of Swingline Loans, Swingline Loans made by it and outstanding at such time to the extent that the other Lenders shall not have funded their participations in such Swingline Loans), adjusted to give effect to any reallocation under Section 2.19 of the Swingline Liabilities of Defaulting Lenders in effect at such time, and (b) in the case of any Lender that is the Swingline Lender, the aggregate principal amount of all Swingline Loans made by such Lender and outstanding at such time to the extent that the other Lenders shall not have funded their participations in such Swingline Loans.”
(j) Section 2.03(a) of the Credit Agreement is hereby amended to amend and restate the first sentence thereof to read as follows:
“Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make loans to the Borrower (each such loan, a “Swingline Loan”) from time to time during the Revolving Credit Period in dollars, in an aggregate principal amount at any time outstanding that will not result in (i) the Outstanding Amount of any Lender exceeding its Commitment, (ii) the Total Outstanding Amount exceeding the aggregate amount of the Commitments and (iii) the aggregate principal amount of outstanding Swingline Loans exceeding $100,000,000; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan.”
(k) Section 2.04(a) of the Credit Agreement is hereby amended to amend and restate the proviso set forth in the first sentence thereof to read as follows:
“; provided that, immediately after each Letter of Credit is issued, amended, renewed or extended (i) the Outstanding Amount of any Lender shall not exceed its Commitment, (ii) the Total Outstanding Amount shall not exceed the aggregate amount of the Commitments, (iii) the aggregate Letter of Credit Liabilities attributable to Letters of Credit issued by such Issuing Bank shall not exceed the Letter of Credit Commitment of such Issuing Bank and (iv) the aggregate amount of the Letter of Credit Liabilities shall not exceed $500,000,000”.
(l) Section 2.11(a) of the Credit Agreement is hereby amended to amend and restate the proviso set forth in the first sentence thereof to read as follows:
“; provided that the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.12, (i) the Outstanding Amount of any Lender would exceed its Commitment as a result thereof or (ii) the Total Outstanding Amount would exceed the aggregate amount of the Commitments as a result thereof”.
(m) Section 8.05(f) and Exhibit B of the Credit Agreement are hereby amended and restated to replace every occurrence of “W-8BEN” with “W-8BEN or W-8BEN-E (as applicable)”.
(n) Section 8.05(i) of the Credit Agreement is hereby amended and restated to read as follows:
“Defined Terms. For purposes of this Section 8.05, the term “Lender” includes any Issuing Bank and the term “law” includes FATCA.”
(o) Section 8.05(j) shall be added to the Credit Agreement, reading as follows:

“For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Borrower and the Administrative Agent to treat) the Commitment as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
(p) Section 9.03(b) of the Credit Agreement is hereby amended and restated to insert the following sentence at the end thereof:
“This Section 9.03(b) shall not apply with respect to Taxes, other than any Taxes that represent liabilities, losses, damages, costs and expenses arising from any non-Tax claim.”
(q) Section 9.03(d) of the Credit Agreement is hereby amended to amend and restate the final sentence thereof to read as follows:
“For purposes of this Section 9.03(d), a Lender’s “ratable share” shall be determined based upon its share of the sum of the Total Outstanding Amount (provided that for such purpose the Swingline Liabilities of any Lender that is the Swingline Lender shall be deemed to exclude that portion of its Swingline Liabilities that exceeds its Percentage of the aggregate principal amount of all outstanding Swingline Loans) and unused Commitments at the time (or most recently outstanding and in effect).”
(r) The Commitments Schedule to the Credit Agreement is hereby replaced in its entirety with Schedule A-2 hereto.
SECTION 6. Representations and Warranties. The Borrower represents and warrants to the Lenders (including the Increasing Lenders and the Extending Lenders) that:
(a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action. This Amendment constitutes a valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) On and as of the Amendment Effective Date, before and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement (and treating all references therein to (i) “this Agreement” as references to “each of this Agreement and the First Amendment” and (ii) “the Effective Date” as references to “the First Amendment Effective Date”) are true in all material respects (except to the extent (A) any such representations or warranties are expressly limited to an earlier date, in which case such representations and warranties continue to be true and correct in all material respects as of such specified earlier date or (B) such representations or warranties are qualified by a materiality standard, in which case such representations and warranties are true in all respects).
(c) On and as of the Amendment Effective Date, before and after giving effect to this Amendment, no Default has occurred and is continuing.
SECTION 7. Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which:
(a) the Administrative Agent shall have received from the Borrower, the Swingline Lender, each Issuing Bank, each Increasing Lender and each Extending Lender (and the Increasing Lenders that are not New Lenders and the Extending Lenders shall represent at least the Required Lenders) either a counterpart of this Amendment signed on behalf of such party or facsimile or other written confirmation satisfactory to the Administrative Agent confirming that such party has signed a counterpart of this Amendment;
(b) the Administrative Agent shall have received an opinion of (i) Baker Botts L.L.P., counsel for the Borrower, and (ii) the General Counsel of the Borrower (or such other counsel for the Borrower as may be acceptable to the Administrative Agent), in each case in form and substance reasonably satisfactory to the Administrative Agent;
(c) the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the existence of the Borrower and the corporate authority for and the authorization of this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent;
(d) the Administrative Agent shall have received a certificate, dated the Amendment Effective Date, of a financial officer of the Borrower confirming the accuracy of the representations and warranties set forth in Section 6 of this Amendment;
(e) the Borrower shall have paid to the Administrative Agent (i) for the account of each Increasing Lender and each Extending Lender, the fees required to be paid on the Amendment Effective Date pursuant to any fee letters separately agreed with the Amendment Arrangers in connection with this Amendment, (ii) for the account of each Lender, all commitment fees accrued for the account of such Lender under Section 2.10(a) of the Credit Agreement, and all the letter of credit fees accrued for the account of such Lender under Section 2.10(b)(i) of the Credit Agreement, in each case, through the Amendment Effective Date and (iii) for the account of each Issuing Bank, all the letter of credit fronting fees accrued for the account of such Issuing Bank under Section 2.10(b)(ii) of the Credit Agreement through the Amendment Effective Date;
(f) the Borrower shall have paid to (i) the Administrative Agent and each Amendment Arranger, for their own accounts, all reasonable and documented fees and disbursements of counsel required to be paid by it pursuant to Section 9.03 of the Credit Agreement and Section 8(d) hereof for which reasonably detailed invoices have been presented to the Borrower on or before the date that is one day prior to the Amendment Effective Date and (ii) each Amendment Arranger, for its own account, all fees required to be paid by it on or before the Amendment Effective Date in the amounts heretofore mutually agreed; and
(g) each New Lender, if any, shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent the Borrower has received such New Lender’s request therefor at least three Domestic Business Days prior to the Amendment Effective Date.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 8. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Swingline Lender, the Issuing Banks or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.

(a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.
(b) In the event any Increasing Lender is a New Lender, (i) the Administrative Agent, the Swingline Lender and each Issuing Bank hereby approve such Increasing Lender as a Lender under the Credit Agreement and (ii) on and after the Amendment Effective Date, such Increasing Lender shall thereafter be deemed to be a Lender under the Credit Agreement and shall be entitled to all rights, benefits and privileges accorded a Lender thereunder and subject to all obligations of a Lender thereunder.
(c) It is agreed that the Amendment Arrangers and their Related Parties shall be entitled to the benefits of Sections 9.03(a) and 9.03(b) of the Credit Agreement with respect to the arrangement of this Amendment, the preparation, execution and delivery of this Amendment and other matters relating to or arising out of this Amendment to the same extent as the Administrative Agent and its Related Parties are entitled to the benefits of such Sections in respect of the preparation of the Credit Agreement or other matters relating to or arising out of the Credit Agreement.
SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 10. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

MARATHON OIL CORPORATION,
by
/s/ Morris R. Clark
Name:Morris R. Clark Title:Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., individually and as the Swingline Lender, an Issuing Bank and the Administrative Agent,
by
/s/ Debra Hrelja
Name: Debra Hrelja Title: Vice President

Mizuho Bank Ltd.
by
/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

CITIBANK, N.A., as a Lender and as an Issuing Bank,
by
/s/ Michael Zeller
Name: Michael Zeller
Title: Vice President

Morgan Stanley Bank, N.A.
by
/s/ Michael King
Name: Michael King
Title: Authorized Signatory

The Bank of Nova Scotia
by
/s/ J. Frazell
Name: J. Frazell
Title: Director

Bank of Tokyo Mitsubishi UFJ, LTD.
by
/s/ Mark Oberreuter
Name: Mark Oberreuter
Title: Vice President

DNB Capital LLC
by
/s/ Joe Hykle
Name: Joe Hykle
Title: Senior Vice President

by
/s/ Jill Ilski
Name: Jill Ilski
Title: First Vice President

GOLDMAN SACHS BANK USA, as a Lender
by
/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

HSBC Bank USA, National Association
by
/s/ Douglas A. Whiddon
Name: Douglas A. Whiddon
Title: Director

PNC BANK, NATIONAL ASSOCIATION
by
/s/ Tom Byargeon
Name: Tom Byargeon
Title: Managing Director

Royal Bank of Canada
by
/s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

SOCIETE GENERALE
by
/s/ Diego Medina
Name: Diego Medina
Title: Director

U.S. Bank National Association
by
/s/ John Prigge
Name: John Prigge
Title: Vice President

LLOYDS BANK PLC
by
/s/ Erin Doherty
Name: Erin Doherty
Title: Assistant Vice President

by
/s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President

Standard Chartered Bank
by
/s/ Steven Aloupis
Name: Steven Aloupis
Title: Managing Director

by
/s/ Hsing H. Huang
Name: Hsing H. Huang
Title: Associate Director

Sumitomo Mitsui Banking Corporation
by
/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

THE BANK OF NEW YORK MELLON
by
/s/ Hussam S. Alsahlani
Name: Hussam S. Alsahlani
Title: Vice President

The Northern Trust Company
by
/s/ Keith L. Burson
Name: Keith L. Burson
Title: Vice President

Fifth Third Bank
by
/s/ Jonathan H Lee
Name: Jonathan H Lee
Title: Director

SCHEDULE A-1

Increasing Lender	Commitment Increase Amount
JPMorgan Chase Bank, N.A.	$42,000,000
Mizuho Bank, Ltd.	$42,000,000
Citibank, N.A.	$42,000,000
Morgan Stanley Bank, N.A.	$42,000,000
The Bank of Nova Scotia	$42,000,000
Bank of Tokyo Mitsubishi UFJ, LTD	$27,500,000
DNB Capital LLC	$27,500,000
Goldman Sachs Bank USA	$27,500,000
HSBC Bank USA, National Association	$27,500,000
PNC Bank, National Association	$27,500,000
Royal Bank of Canada	$27,500,000
Societe Generale	$27,500,000
U.S. Bank National Association	$27,500,000
Lloyds Bank plc	$12,000,000
Standard Chartered Bank	$12,000,000
Sumitomo Mitsui Banking Corporation	$12,000,000
The Bank of New York Mellon	$12,000,000
The Northern Trust Company	$12,000,000
Fifth Third Bank	$10,000,000
Total	$500,000,000.00

SCHEDULE A-2

Lender	Commitment
JPMorgan Chase Bank, N.A.	$252,000,000
Mizuho Bank, Ltd.	$252,000,000
Citibank, N.A.	$252,000,000
Morgan Stanley Bank, N.A.	$252,000,000
The Bank of Nova Scotia	$252,000,000
Bank of Tokyo Mitsubishi UFJ, LTD	$165,000,000
DNB Capital LLC	$165,000,000
Goldman Sachs Bank USA	$165,000,000
HSBC Bank USA, National Association	$165,000,000
PNC Bank, National Association	$165,000,000
Royal Bank of Canada	$165,000,000
Societe Generale	$165,000,000
U.S. Bank National Association	$165,000,000
Lloyds Bank plc	$72,000,000
Standard Chartered Bank	$72,000,000
Sumitomo Mitsui Banking Corporation	$72,000,000
The Bank of New York Mellon	$72,000,000
The Northern Trust Company	$72,000,000
Fifth Third Bank	$60,000,000
Total	$3,000,000,000

SCHEDULE B

Extending Lenders
JPMorgan Chase Bank, N.A.
Mizuho Bank, Ltd.
Citibank, N.A.
Morgan Stanley Bank, N.A.
The Bank of Nova Scotia
Bank of Tokyo Mitsubishi UFJ, LTD
DNB Capital LLC
Goldman Sachs Bank USA
HSBC Bank USA, National Association
PNC Bank, National Association
Royal Bank of Canada
Societe Generale
U.S. Bank National Association
Lloyds Bank plc
Standard Chartered Bank
Sumitomo Mitsui Banking Corporation
The Bank of New York Mellon
The Northern Trust Company
Fifth Third Bank